Contract liabilities	12 Months Ended
Sep. 30, 2025
Revenue from Contract with Customer [Abstract]
Contract liabilities

Note 11. Contract liabilities

Contract liabilities are as follows as of September 30:.

	2024	2025	2025
	HK$	HK$	US$
Contract liabilities	-	2,565,655	329,654

Contract liabilities represent amounts received from customers prior to the transfer of control of goods or services. These balances arise primarily from sales where payment has been received or invoiced, but the goods have not yet been delivered to the customers as of the reporting date.

Revenue related to these contract liabilities is recognized when control of the goods passes to the customers, which generally occurs upon delivery or customer pickup.

All contract liabilities outstanding at the beginning of the year were recognized as revenue during the subsequent period when the performance obligations were satisfied.